EXHIBIT 10





The undersigned hereby consents to the inclusion of his name under the heading "Property, Plants and Equipment" in the Form 20-F Annual Report of Kensington Resources Ltd. for the year ended December 31, 2004.

Dated this 28th day of October, 2005.




/s/ Brent C. Jellicoe, P.Geo.
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Brent C. Jellicoe, P.Geo.